UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 9, 2012

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 West Pike Street, Jackson Center, Ohio		45334-0629
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (937) 596-6849

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(e)

Previously, Thor Industries, Inc. (the “Company”) disclosed the following awards for executive officers of the Company pursuant to the Thor Industries, Inc. 2010 Equity and Incentive Plan (the “2010 Plan”): (i) a performance compensation award to Robert W. Martin with respect to the Company’s 2013 fiscal year, approved by the Compensation and Development Committee (the “Compensation Committee”) of the Board of Directors of the Company on July 18, 2012, payable in restricted stock, (ii) a restricted award to Christian G. Farman with respect to the Company’s 2012 fiscal year, granted on August 16, 2012, payable in restricted stock, (iii) a performance compensation award to Christian G. Farman with respect to the Company’s 2013 fiscal year, granted on August 16, 2012, payable in restricted stock, (iv) a restricted award to Andrew Imanse with respect to the Company’s 2012 fiscal year, granted on August 16, 2012, payable in restricted stock, and (v) a performance compensation award to Andrew Imanse with respect to the Company’s 2013 fiscal year, granted on August 16, 2012, payable in restricted stock. On October 9, 2012, the Compensation Committee approved amendments to each of the above awards such that they will now be settled in restricted stock units and not restricted stock.

On October 9, 2012, the Compensation Committee also approved forms of restricted stock unit award agreements to be used for grants to employees and non-employee directors under the 2010 Plan, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Form of Restricted Stock Unit Award Agreement for Grants to Employees of the Company under the Thor Industries, Inc. 2010 Equity and Incentive Plan

99.2	Form of Restricted Stock Unit Award Agreement for Grants to Non-Employee Directors of the Company under the Thor Industries, Inc. 2010 Equity and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date: October 12, 2012	By:	/s/ W. Todd Woelfer
	Name:	W. Todd Woelfer
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Form of Restricted Stock Unit Award Agreement for Grants to Employees of the Company under the Thor Industries, Inc. 2010 Equity and Incentive Plan

99.2	Form of Restricted Stock Unit Award Agreement for Grants to Non-Employee Directors of the Company under the Thor Industries, Inc. 2010 Equity and Incentive Plan